UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

November 11, 2008

eHealth, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

440 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices) (Zip code)

(650) 584-2700

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 11, 2008, the Board of Directors of eHealth, Inc. (the “Company”) approved an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”), which became effective immediately upon approval. The Amended and Restated Bylaws are primarily intended to enhance the advance notice provisions of the Company’s bylaws to ensure that such provisions are clear and unambiguous in light of recent developments in Delaware corporate law. Specifically, the principal amendments are set forth in Article I, Section 1 and Section 2 and are summarized as follows:

•

The advance notice provisions shall be the exclusive means for a stockholder to make nominations at annual meetings of stockholders (or special meetings of stockholders called to elect directors) or bring other business before an annual meeting of stockholders.

•	More detail is provided as to the requirements for a stockholder notice to be considered timely.

•

Greater specificity is given regarding the categories of information which the stockholder proponent must provide about the nominee, the proponent and any business proposed by the stockholder, including interests in derivative securities or arrangements with persons holding derivative securities, relationships and/or arrangements with the stockholder’s nominee(s), and information that would enable the board of directors to determine a nominee’s eligibility to serve as a director.

•	Effect several additional minor clarifications and revisions to Article I.

The Amended and Restated Bylaws contain other minor revisions in Article V, Article VI and Article VIII. The preceding statements are a summary of the changes effected by the Amended and Restated Bylaws, which summary is qualified in its entirety by reference to the Amended and Restated Bylaws, attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 8.01.	Other Events

On November 12, 2008, the Company announced that its Board of Directors authorized a stock repurchase program, pursuant to which up to ten percent of the Company’s outstanding common stock may be repurchased, not to exceed $30 million. Share repurchases under this program are expected to comply with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and may be made through a variety of methods. The Company expects to fund the share repurchase program from available working capital. The Company issued a press release on November 12, 2008 announcing its stock repurchase program. A copy of that press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Registrant

99.1	Press Release dated November 12, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EHEALTH, INC.

By:	/s/ Stuart Huizinga
Stuart Huizinga
Chief Financial Officer

Dated: November 14, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Registrant

99.1	Press Release dated November 12, 2008